SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            SUNAIR ELECTRONICS, INC.
                (Name of Registrant as Specified in Its Charter)

                            SUNAIR ELECTRONICS, INC.
                   (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transactions apply:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 -11:
    (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, schedule or registration statement no.:
    (3) Filing party:
    (4) Date filed:

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 20, 1997

TO THE STOCKHOLDERS OF SUNAIR ELECTRONICS, INC.:

         The 1996 Annual Meeting of Stockholders of SUNAIR ELECTRONICS, INC. will be held at the offices of the company, 3101 S.W. Third Avenue, Fort Lauderdale, Florida on Monday, January 20, 1997 at 10:00 A.M. for the following purposes:

         1. The election of three (3) Directors;

         2. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on December 6, 1996 will be entitled to vote at the meeting or any adjournment thereof.

         We hope you will be able to attend this meeting in person; however, if this is impossible, please promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold so that your shares will be represented at this meeting.

                                            By Order of the Board of Directors

Fort Lauderdale, Florida
December 16, 1996

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315

                Approximate date of mailing is December 16, 1996

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         This statement is furnished in connection with a solicitation by the management of SUNAIR ELECTRONICS, INC. (hereafter called the "Corporation"), of proxies to be used at the Annual Meeting of Stockholders of the Corporation, to be held on Monday, January 20, 1996 at 10:00 A.M., in the offices of the Corporation at 3101 S.W. Third Avenue, Fort Lauderdale, Florida.

         As of December 16, 1996 there were issued and outstanding 3,932,370 shares of common stock. Only stockholders of record as of the close of business on December 6, 1996 will be entitled to notice of and to vote at the Annual Meeting. Every stockholder will be entitled to vote in person or by proxy for each share of stock standing in his name on the books of the Corporation as of such record date.

         This proxy material was first mailed to stockholders on or about December 16, 1996 together with a copy of the Annual Report of the Corporation for the fiscal year ended September 30, 1996. The Corporation will file with the Securities and Exchange Commission a report on Form 10-K for such fiscal year, a copy of which (including financial statements and schedules thereof) will be provided without charge to any stockholder upon written request, addressed to the Secretary of the Corporation at its address set forth on the first page of this Proxy Statement. If a shareholder requests copies of any exhibits of such Form 10-K filing, the Corporation may require the payment of a fee covering its reasonable expenses in furnishing such exhibits. No material contained in either the Annual Report being mailed to all stockholders or the report on Form 10-K is to be regarded as proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following information is given with respect to any person who to the knowledge of the Corporation's management owns beneficially more than 5% of any class of voting securities of the Corporation outstanding on the most recent record date, and with respect to ownership of such securities by the Corporation's officers and directors.

(A) Security Ownership of Certain Beneficial Owners.

          TITLE           NAME AND ADDRESS                  AMOUNT AND NATURE               PERCENT
        OF CLASS         OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP           OF CLASS
        --------         -------------------             -----------------------           --------

         Common            Robert Uricho, Jr.                   *2,272,900                  57.80%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

(B) Security Ownership of Management

(A) Security Ownership of Certain Beneficial Owners.

          TITLE           NAME AND ADDRESS                  AMOUNT AND NATURE               PERCENT
        OF CLASS         OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP           OF CLASS(1)
        --------         -------------------             -----------------------           --------

         Common            Robert Uricho, Jr.                   *2,272,900                  57.80%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

         Common            All Other                                 6,076                    **
                           Officers and Directors


         Common            All Officers and Directors            2,278,976                  57.95%
                           As a group (7)

*   Includes 278,900 shares held by the University of Florida Foundation, Inc. as Trustee of a Charitable
    Remainder Unitrust of which Mr. Uricho is the income beneficiary.
**  Less than 1%
(1) Based upon 3,932,370 shares outstanding at December 16, 1996.

While the Corporation has 500,000 authorized shares of preferred stock, no par value, none have been issued. The only stock outstanding is 10 cents par value Common Stock.

                            THE ELECTION OF DIRECTORS

      It is intended that persons named in the proxy, unless otherwise indicated, will vote for the election of the three (3) nominees listed below (three directors was the number last approved by the stockholders) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

      Each nominee has consented to serve for the next ensuing year, or until his successor is elected and qualified. However, if any nominees for any reason presently unknown will be unable to serve, the valid proxy will be voted for the remaining nominees and will be voted by the proxy holders in their discretion for the election of a substitute nominee.

Each of the nominees was elected to his present term of office at the last Annual Meeting of Stockholders.

      The following information with respect to the principal occupation or employment and name and principal business of the Corporation, or other organization in which such occupation or employment is carried on, and in regard to other affiliations and directorships and to beneficial ownership of shares of common stock of the Corporation at December 6, 1996 has been furnished to the Corporation by the respective nominees for directors.

EARL M. ANDERSON, JR. has been a director of the Corporation since 1969. Mr.
      Anderson is an independent management consultant and has been so engaged since 1964. Since 1978, he has also served as President of Distinctive Devices, Inc., which corporation, until the recent sale of its operating businesses, manufactured and imported soil and water test instruments.
      Age: 71
      SUNAIR SHARES OWNED: 776 common shares
      Member of Audit Committee

GEORGE F. ARATA, JR. held, prior to his retirement in 1991, executive positions, including President and Director, with Southeast Banks in various locations in South Florida.
      Age: 67
      SUNAIR SHARES OWNED: 500 common shares.
      Member of Audit Committee

ROBERT URICHO, JR. Chairman of the Board and Chief Executive Officer of the
      Corporation, has been a director of the Corporation since he founded the Corporation in 1956.
      Age: 81
      SUNAIR SHARES OWNED: 2,272,900 common shares representing 57.80% of the issued and outstanding common stock of the Corporation, includes 278,900 shares owned by the University of Florida as Trustee of a Charitable Remainder Unitrust of which Mr. Uricho is the income beneficiary.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

      The following are the principal functioning committees of the Board of Directors, the membership and principal responsibilities of which are described below:

AUDIT COMMITTEE

      Members: Messrs.  Anderson and Arata

      The Audit Committee reviews the scope and results of the audit by the independent accountants and proposes the appointment of such accountants subject to approval of the Board. The Committee also reviews the adequacy of the Company's system of internal controls and procedures and reviews with the independent accountants its proposals and suggestions pertaining to internal control and procedures.

STOCK OPTION AND COMPENSATION COMMITTEES

      The Stock Option and Compensation Committees were not active in fiscal
1996.

                             DIRECTORS' COMPENSATION

      Directors who are not full-time employees of the Company are paid an annual retainer of $5,000 and an attendance fee of $1,000 for each meeting of Sunair's Board, plus travel expenses incurred in connection therewith. The Audit Committee consists of two non-management Board members, who are paid $1,000 each for a committee meeting. Directors who are full-time employees of the Company are not paid any fees or additional remuneration for services as members of the Board or any committee thereof.

                   ATTENDANCE AT BOARD AND COMMITTEE MEETINGS


      During the 1996 fiscal year, the Board held two meetings. Attendance at such meetings of the Board was 100%.

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

      The deadline by which stockholder proposals must be submitted for consideration at the January, 1998 Annual Meeting of Stockholders is September 1, 1997, under the rules of the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                           ---------------------------------------      --------------------------------------
                                                                          AWARDS                      PAYOUTS
                                                                        ------------                  --------
NAME AND                                              OTHER ANNUAL       RESTRICTED      OPTIONS/       LTIP         ALL OTHER
PRINCIPAL POSITION         YEAR    SALARY   BONUS     COMPENSATION      STOCK AWARDS       SARS       PAYMENTS     COMPENSATION
------------------         ----    ------   -----    -------------      ------------     --------     --------     ------------
Robert Uricho, Jr .        1996  $175,000   None         None               None            None        None           None
Chairman, President        1995  $175,000   None         None               None            None        None           None
Chief Executive Officer    1994  $175,000   None         None               None            None        None           None

COMPENSATION REPORT

      EXECUTIVE OFFICER COMPENSATION. The Philosophy of the Company's compensation program is to offer competitive opportunities for all executive employees, except Mr. Uricho, which are based on the individual's personal performance and contribution to the Company's success. Base salary is determined by the skills and expertise required for a specific executive's job and by the performance of the executive in that job. Base salary is established annually in large measure by comparison to the compensation paid to persons holding comparable positions in similar or related industries and by general compensation levels in the local markets. Executive compensation is not specifically related to the Company's performance.

      CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Uricho is a majority stockholder in the company controlling 57.80% of the shares outstanding. His salary was first negotiated between Mr. Uricho and the Compensation Committee in 1985 at a level significantly less than compensation paid to persons holding comparable positions in similar or related industries. Mr. Uricho has received his salary of $175,000 with no added incentives, since 1985. His compensation is not specifically related to the Company's performance.

                                  STOCK OPTIONS

      The following tabulation shows, as to the following named directors and officers, and as to all directors and officers as a group, (1) the amount of options granted since October 1, 1994; (2) the number of shares of common stock acquired since October 1, 1994 through the exercise of options previously granted; and (3) the number of shares of common stock subject to all unexercised options held as of December 1, 1996. The options shown as granted and as unexercised are under a non-qualified stock option.

                                                                  ROBERT         ALL DIRECTORS AND
                                                                URICHO, JR.     OFFICERS AS A GROUP
                                                                -----------     -------------------
Granted since October 1, 1994--Number of Shares...............      None               100,000

Exercised since October 1, 1994--Number of Shares.............      None                None

Aggregate Option Price of Options exercised...................       0                   0

Aggregate Market Value of Shares on date Options exercised....       0                   0

Unexercised at December 1, 1996--Number of Shares.............      None               100,000

Average per Share Option Price................................       0                  $3.00

                                PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG SUNAIR ELECTRONICS, INC., THE AMEX MARKET VALUE INDEX
                    AND THE S & P ELECTRONICS (DEFENSE) INDEX

                              9/91  9/92  9/93  9/94  9/95  9/96
                              ----  ----  ----  ----  ----  ----
SUNAIR ELECTRONICS, INC.       100   176   132    88   112   121
AMEX MARKET VALUE              100   101   123   122   145   153
S & P ELECTRONICS (DEFENSE)    100   106   134   151   235   413

----------
* $100 invested on 09/30/91 in stock or index--including reinvestment of dividends. Fiscal year ending September 30.

                             INDEPENDENT ACCOUNTANTS

The firm of Puritz and Weintraub was designated by the Board of Directors to audit the financial statements for the Company and its subsidiary for the fiscal year ending September 30, 1996. The firm has been the Company's independent accountant since July 19, 1988 and is considered to be well qualified.

      Representatives of Puritz and Weintraub are expected to be present at the Annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 PROXY-EXPENSES

      The enclosed Proxy is solicited by the management.

      If the enclosed form of Proxy is executed and returned, it will be voted in accordance with the indicated preference. If not otherwise specified, it will be voted in favor of all propositions set forth in the Notice of Annual Meeting. It may, nevertheless, be revoked at any time insofar as it has not been exercised.

      The expenses in connection with this solicitation of proxies, including the cost of preparing, assembling and mailing, will be paid by the Corporation. In addition to the solicitation of proxies by the use of mails, it is possible that proxies may be solicited by certain directors personally, and by officers and employees personally or by telephone. In such an event, such directors, officers or employees will receive no additional remuneration therefor.

                                  OTHER MATTERS

      Management is unaware of any other business to be presented for consideration at the meeting of the stockholders. If, however, other business should properly come before the meeting, the proxies will be voted in accordance with the best judgement of the proxy holders.

Dated: December 16, 1996
       Fort Lauderdale, Florida

PROXY

The undersigned, revoking previous proxies for such stock, hereby appoints ROBERT URICHO, JR., and S.B. DURHAM, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as designated below, all of the shares of common stock of SUNAIR ELECTRONICS, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, January 20, 1997 at 10:00 A.M., and at any adjournment thereof.

1. Nominees for Directors are: Mr. Earl M. Anderson, Jr., Mr. George F. Arata, Jr., and Mr. Robert Uricho, Jr.

   ( ) VOTE FOR ALL NOMINEES LISTED ABOVE EXCEPT VOTE WITHHELD FROM FOLLOWING
       NOMINEES (if any): ______________________________________________________

       _________________________________________________________________________

   ( ) WITHHOLD VOTE FROM ALL NOMINEES.

2. On any other business as may properly come before the meeting.

                                   THIS PROXY IS SOLICITED BY THE MANAGEMENT AND WILL BE VOTED IN FAVOR OF THE ABOVE NOMINEES AND PROPOSITIONS IF NO INSTRUCTIONS THEREOF ARE INDICATED.

                                   Dated this _____ day of ______________, 199__

                                   _____________________________________________

                                   _____________________________________________
                                   (Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or a corporation, title and capacity should be stated. If shares are held jointly, each holder should sign.)
                                   PLEASE DATE, SIGN AND RETURN THIS PROXY
                                   PROMPTLY.